Exhibit 4.2

EXECUTION VERSION

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.

CALUMET FINANCE CORP.

and

the Guarantors named herein

9  3/8% SENIOR NOTES DUE 2019

SECOND SUPPLEMENTAL INDENTURE

DATED AS OF APRIL 19, 2012

TO

INDENTURE

DATED AS OF SEPTEMBER 19, 2011

WILMINGTON TRUST, NATIONAL ASSOCIATION

Trustee

This SECOND SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of April 19, 2012, is entered into by and among Calumet Specialty Products Partners, L.P., a Delaware limited partnership (the “Company”), Calumet Finance Corp., a Delaware corporation (“Finance Corp.” and, together with the Company, the “Issuers”), each of the parties identified under the caption “Existing Guarantors” on the signature page hereto (the “Existing Guarantors”), S&S International Mining Enterprises, Inc., an Arizona corporation (the “New Guarantor” and, together with the Existing Guarantors, the “Guarantors”) and Wilmington Trust, National Association, as Trustee. Each capitalized term used in this Supplemental Indenture and not defined herein shall have the meaning assigned to such term in the Indenture (as defined below).

RECITALS

WHEREAS, the Issuers, the Existing Guarantors and the Trustee entered into an Indenture, dated as of September 19, 2011, as amended and supplemented by the First Supplemental Indenture dated as of February 15, 2012 (as so amended and supplemented, the “Indenture”), which governs $200,000,000 in aggregate principal amount of 9 3/8% Senior Notes due 2019 issued by the Issuers on the date thereof (the “Notes”);

WHEREAS, Section 9.01(g) of the Indenture provides that the Issuers, the Existing Guarantors and the Trustee may amend or supplement the Indenture in order to add any additional Guarantor with respect to the Notes, without the consent of any Holder of a Note;

WHEREAS, to comply with Section 4.13 of the Indenture, the Issuers desire to cause the New Guarantor to become a “Guarantor” under the Indenture; and

WHEREAS, all acts and things prescribed by the Indenture, by law and by the Certificate of Incorporation and the Bylaws (or comparable constituent documents) of the Issuers, of the Guarantors and of the Trustee necessary to make this Supplemental Indenture a valid instrument legally binding on the Issuers, the Guarantors and the Trustee, in accordance with its terms, have been duly done and performed;

NOW, THEREFORE, to comply with the provisions of the Indenture and in consideration of the above premises, the Issuers, the Guarantors and the Trustee covenant and agree for the equal and proportionate benefit of the respective Holders of the Notes as follows:

ARTICLE 1

Section 1.01. This Supplemental Indenture is supplemental to the Indenture and does and shall be deemed to form a part of, and shall be construed in connection with and as part of, the Indenture for any and all purposes.

Section 1.02. This Supplemental Indenture shall become effective immediately upon its execution and delivery by each of the Issuers, the Guarantors and the Trustee.

ARTICLE 2

From this date, in accordance with Section 4.13 of the Indenture and by executing this Supplemental Indenture, the New Guarantor is subject to the provisions of the Indenture as a “Guarantor” thereunder to the extent provided for in Article 10 thereunder.

ARTICLE 3

Section 3.01. Except as specifically modified herein, the Indenture and the Notes are in all respects ratified and confirmed (mutatis mutandis) and shall remain in full force and effect in accordance with their terms with all capitalized terms used herein without definition having the same respective meanings ascribed to them as in the Indenture.

Section 3.02. Except as otherwise expressly provided herein, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustee by reason of this Supplemental Indenture. This Supplemental Indenture is executed and accepted by the Trustee subject to all the terms and conditions set forth in the Indenture with the same force and effect as if those terms and conditions were repeated at length herein and made applicable to the Trustee with respect hereto. The Trustee assumes no responsibility for the correctness of the recitals contained herein, which shall be taken as the statements of the Issuers and the Trustee shall not be responsible or accountable in any way whatsoever for or with respect to the validity, execution or sufficiency of this Supplemental Indenture and makes no representation with respect thereto. In entering into this Supplemental Indenture, the Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct of or affecting the liability of or affording protection to the Trustee.

Section 3.03. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 3.04. The parties hereto may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of such executed copies together shall represent the same agreement.

[NEXT PAGE IS SIGNATURE PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the date first written above.

        ISSUERS:

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.

By:	Calumet GP, LLC, its general partner

	By:	/s/ R. Patrick Murray, II
		Name:	R. Patrick Murray, II
		Title:	Vice President, Chief Financial Officer and Secretary

CALUMET FINANCE CORP.

By:	/s/ R. Patrick Murray, II
	Name:	R. Patrick Murray, II
	Title:	Vice President, Chief Financial Officer and Secretary

Signature Page to Second Supplemental Indenture and Amendment—Subsidiary Guarantee

EXISTING GUARANTORS:

CALUMET OPERATING, LLC

By:	Calumet Specialty Products Partners, L.P., its sole member

	By:	Calumet GP, LLC, its general partner

	By:	/s/ R. Patrick Murray, II
		Name:	R. Patrick Murray, II
		Title:	Vice President, Chief Financial Officer and Secretary

CALUMET LP GP, LLC

By:	Calumet Operating, LLC, its sole member

By:	Calumet Specialty Products Partners, L.P., its sole member

By:	Calumet GP, LLC, its general partner

By:	/s/ R. Patrick Murray, II
	Name:	R. Patrick Murray, II
	Title:	Vice President, Chief Financial Officer and Secretary

Signature Page to Second Supplemental Indenture and Amendment—Subsidiary Guarantee

CALUMET LUBRICANTS CO., LIMITED PARTNERSHIP

By:	Calumet LP GP, LLC,
its general partner

By:	Calumet Operating, LLC,
its sole member

By:	Calumet Specialty Products Partners, L.P.,
its sole member

By:	Calumet GP, LLC,
its general partner

	By:	/s/ R. Patrick Murray, II
		Name:	R. Patrick Murray, II
		Title:	Vice President, Chief Financial
Officer and Secretary

CALUMET SALES COMPANY INCORPORATED

By:	/s/ R. Patrick Murray, II
	Name:	R. Patrick Murray, II
	Title:	Vice President, Chief Financial Officer and Secretary

Signature Page to Second Supplemental Indenture and Amendment—Subsidiary Guarantee

CALUMET SHREVEPORT, LLC

By:		Calumet Lubricants Co., Limited Partnership, its sole member

By:		Calumet LP GP, LLC,
its general partner

By:		Calumet Operating, LLC,
its sole member

By:		Calumet Specialty Products Partners, L.P.,
its sole member

By:		Calumet GP, LLC,
its general partner

	By:	/s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Vice President, Chief Financial
Officer and Secretary

Signature Page to Second Supplemental Indenture and Amendment—Subsidiary Guarantee

CALUMET SHREVEPORT FUELS, LLC

By:	Calumet Shreveport, LLC, its sole member

By:	Calumet Lubricants Co., Limited Partnership, its sole member

By:	Calumet LP GP, LLC, its general partner

By:	Calumet Operating, LLC, its sole member

By:	Calumet Specialty Products Partners, L.P., its sole member

By:	Calumet GP, LLC, its general partner

	By:	/s/ R. Patrick Murray, II
		Name:	R. Patrick Murray, II
		Title:	Vice President, Chief Financial Officer and Secretary

Signature Page to Second Supplemental Indenture and Amendment—Subsidiary Guarantee

CALUMET SHREVEPORT LUBRICANTS & WAXES, LLC

By:	Calumet Shreveport, LLC, its sole member

By:	Calumet Lubricants Co., Limited Partnership, its sole member

By:	Calumet LP GP, LLC, its general partner

By:	Calumet Operating, LLC, its sole member

By:	Calumet Specialty Products Partners, L.P., its sole member

By:	Calumet GP, LLC, its general partner

	By:	/s/ R. Patrick Murray, II
		Name:	R. Patrick Murray, II
		Title:	Vice President, Chief Financial Officer and Secretary

Signature Page to Second Supplemental Indenture and Amendment—Subsidiary Guarantee

CALUMET PENRECO, LLC

By:		Calumet Lubricants Co., Limited Partnership,
its sole member

By:		Calumet LP GP, LLC,
its general partner

By:		Calumet Operating, LLC,
its sole member

By:		Calumet Specialty Products Partners, L.P.,
its sole member

By:		Calumet GP, LLC,
its general partner

	By:	/s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Vice President, Chief Financial
Officer and Secretary

CALUMET SUPERIOR, LLC

By:		Calumet Lubricants Co., Limited Partnership,
its sole member

By:		Calumet LP GP, LLC,
its general partner

By:		Calumet Operating, LLC,
its sole member

By:		Calumet Specialty Products Partners, L.P.,
its sole member

By:		Calumet GP, LLC,
its general partner

	By:	/s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Vice President, Chief Financial
Officer and Secretary

Signature Page to Second Supplemental Indenture and Amendment—Subsidiary Guarantee

CALUMET MISSOURI, LLC

By:	Calumet Lubricants Co., Limited Partnership, its sole member

By:	Calumet LP GP, LLC, its general partner

By:	Calumet Operating, LLC, its sole member

By:	Calumet Specialty Products Partners, L.P., its sole member

By:	Calumet GP, LLC, its general partner

	By:	/s/ R. Patrick Murray, II
		Name:	R. Patrick Murray, II
		Title:	Vice President, Chief Financial Officer and Secretary

TRUSOUTH OIL, LLC

By:	Calumet Lubricants Co., Limited Partnership, its sole member

By:	Calumet LP GP, LLC, its general partner

By:	Calumet Operating, LLC, its sole member

By:	Calumet Specialty Products Partners, L.P., its sole member

By:	Calumet GP, LLC, its general partner

	By:	/s/ R. Patrick Murray, II
		Name:	R. Patrick Murray, II
		Title:	Vice President, Chief Financial Officer and Secretary

Signature Page to Second Supplemental Indenture and Amendment—Subsidiary Guarantee

NEW GUARANTOR:

S&S INTERNATIONAL MINING ENTERPRISES, INC.

By:	/s/ R. Patrick Murray, II
	Name:	R. Patrick Murray, II
	Title:	Vice President and Secretary

Signature Page to Second Supplemental Indenture and Amendment—Subsidiary Guarantee

TRUSTEE:

WILMINGTON TRUST, NATIONAL ASSOCIATION as Trustee

By:	/s/ Jane Schweiger
	Name:	Jane Schweiger
	Title:	Vice President

Signature Page to Second Supplemental Indenture and Amendment—Subsidiary Guarantee